Exhibit 10.26.9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER EIGHT TO

DELTA CONNECTION

AGREEMENT

This Amendment Number Eight (this “Amendment”), dated as of March 23, 2016, to the Delta Connection Agreement dated and effective January 13, 2005 (as amended from time to time, the “Agreement”), is among Delta Air Lines, Inc., 1030 Delta Boulevard, Atlanta, Georgia 30320 (“Delta”), Shuttle America Corporation (“Shuttle America” or “Operator”), as assignee of Republic Airline Inc. (“Republic Airlines”), 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268, and Republic Airways Holdings Inc. (“Republic”), 8909 Purdue Road, Suite 300, Indianapolis, Indiana 46268.

WHEREAS, Delta, Operator and Republic are parties to the Agreement; and

WHEREAS, the parties desire to [***]; and

NOW, THEREFORE, for and in consideration of the respective undertakings set. forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Delta, Operator and Republic, each intending to be legally bound, hereby agree as follows:

1.	Defined Terms. All terms capitalized used, but not defined, herein shall have the meaning ascribed to such terms in the Agreement.

2.	[***]

3.	Scheduling Targets. Commencing with the schedule period that primarily covers [***], with respect to the scheduling of the Aircraft, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

8.	[***]

9.	[***]

10.	[***]

11.

Rescission of Placement Aircraft. The Agreement is hereby amended such that none of the [***] ERJ 170 Aircraft set forth on Exhibit B to Amendment Seven (the “Placement Aircraft”) shall be included as Aircraft under the Agreement and the respective rights and obligations of the parties with respect the Placement Aircraft shall be null and void and of no further force and effect. [***]

12.	Further Amendments to Agreement. In addition to the amendments and modifications set forth above, the Agreement shall be amended as follows:

A.	[***]

B.	[***]

C.	Sections 11.F., 11.G., 11.H., 11.I., 11.L. and 11.M. of the Agreement are deleted in their respective entireties and of no further force and effect.

D.	Section 17 of the Agreement is hereby amended and restated as follows:

[***]

E.	Effective as of January 1, 2017, Section 2.C. and Exhibit B in Amendment Number Three shall be deleted in their respective entireties and of no further force and effect.

F.	Sections 2, 3.B., 4.D., 7 and 9 of Amendment 7 are deleted in their respective entireties and of no further force and effect.

G.	[***]

H.	Section 3.B. of Amendment 3 to the Agreement shall be amended such that [***].

13.	[***]

14.	[***]

15.	Conditions Precedent. [***]

16.	[***]

17.	[***]

18.	Representations and Warranties.

A.	Representations and Warranties of Republic and Operator. Republic and Operator, jointly and severally, represent and warrant to Delta as of the date hereof as follows:

(1)

Organization and Qualification. Each of Republic and Operator is a duly incorporated and validly existing corporation, in good standing under the laws of its state of incorporation, and has the requisite corporate power and authority to implement the transactions contemplated by and perform its obligations under the Agreement, as amended by this Amendment.

(2)

Authority. The execution and delivery by each of Republic and Operator of, and the performance by Republic and Operator of their obligations under, the Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by Republic and Operator and, assuming due authorization, execution and delivery by Delta, and approval of the Bankruptcy Court as contemplated by Section 14 above, this Amendment constitutes the legal, valid and binding obligation of Republic and Operator, enforceable against Republic and Operator in accordance with the terms and conditions hereof, except as may be limited by applicable law, whether applied in a proceeding in equity or law.

(3)

No Violation. Neither the execution, delivery or performance by Republic or Operator of the Agreement, as amended by this Amendment, nor the consummation by Republic or Operator of any of the transactions contemplated thereby and hereby will:

i. contravene or conflict with or cause a default under (A) any applicable law binding Republic or Operator, or (B) any provision of the formation documents or other documents of corporate governance of Republic or Operator; or

ii. contravene or conflict with or cause a breach or violation of any agreement or instrument to which Republic or Operator is a party or by which Republic or Operator is bound.

(4)

No Approvals. Except as set forth herein, neither the execution, delivery or performance by Republic or Operator of the Agreement, as amended by this Amendment, nor the consummation by Republic or Operator of any of the transactions contemplated thereby and hereby, requires the consent or approval of, or the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of

i. any Governmental Authority (as such term is defined in the A&R Slot Lease); or

ii. any trustee or holder of any indebtedness or obligation of Republic or Operator, any stockholder of Republic or Operator, or any other person or entity having a contractual relationship with Republic or Operator.

(5)	Survival. Each of the foregoing representations and warranties shall survive the expiration or earlier termination of the Agreement regardless of any investigation which may have been made by Delta.

B.	Representations and Warranties of Delta. Delta represents to Republic and Operator as of the date hereof as follows:

(1)

Organization and Qualification. Delta is a duly incorporated and validly existing corporation, in good standing under the laws of its state of incorporation, and has the requisite corporate power and authority to implement the transactions contemplated by and perform its obligations under the Agreement, as amended by this Amendment.

(2)

Authority. The execution and delivery by Delta of, and the performance by Delta of its obligations under, the Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action. This Amendment has been duly executed and delivered by Delta and, assuming due authorization, execution and delivery by Republic and Operator, and approval of the Bankruptcy Court as contemplated by Section 14 above, this Amendment constitutes the legal, valid and binding obligation of Delta, enforceable against Delta in accordance with the terms and conditions hereof, except as may be limited by applicable law, whether applied in a proceeding in equity or law.

(3)

No Violation. Neither the execution, delivery or performance by Delta of the Agreement, as amended by this Amendment, nor the consummation by Delta of any of the transactions contemplated thereby and hereby will:

i. contravene or conflict with or cause a default under (A) any applicable law binding Delta, or (B) any provision of the formation documents or other documents of corporate governance of Delta; or

ii. contravene or conflict with or cause a breach or violation of any agreement or instrument to which Delta is a party or by which Delta is bound.

(4)

No Approvals. Except as set forth herein, neither the execution, delivery or performance by Delta of the Agreement, as amended by this Amendment, nor the. consummation by Delta of any of the transactions contemplated thereby and hereby, requires the consent or approval of, or the giving of notice to, the registration with, the recording or filing of any documents with, or the taking of any other action in respect of

i. any Governmental Authority; or

ii. any trustee or holder of any indebtedness or obligation of Delta, any stockholder of Delta, or any other person or entity having a contractual relationship with Delta. Delta is not involved as a debtor in any bankruptcy, receivership, insolvency or similar proceeding before any Governmental Authority.

(5)

Survival. Each of the foregoing representations and warranties shall survive the expiration or earlier termination of the Agreement regardless of any investigation which may have been made by Republic or Operator.

19.	Miscellaneous.

A.

This Amendment, including the exhibit and schedule attached hereto, together with [***], constitute the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, are expressly superseded hereby.

B.	[***]

C.	The Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

D.

Except as specifically stated herein, all other terms and conditions of the Agreement shall remain in full force and effect. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail.

{Signatures appear on following page}

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned duly authorized representatives:

Republic Airways Holdings, Inc. By: /s/ Joseph P. Allman Name: Joseph P. Allman Title: Senior VP Finance, CFO	Delta Air Lines, Inc. By: /s/ Erik Snell Name: Erik Snell Title: VP – Delta Connection

Shuttle America Corporation By: /s/ Joseph P. Allman Name: Joseph P. Allman Title: Senior VP Finance, CFO

[Signature Page to Amendment Number Eight to Delta Connection Agreement]

Exhibit A

[***]

Exhibit B

[***]